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                                                                   Exhibit 10.49

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                              AMENDED AND RESTATED
               PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

                         Dated as of September 22, 1999

                                      among

                                    CVC, INC.

                               CVC PRODUCTS, INC.

                                       and

                     MANUFACTURERS AND TRADERS TRUST COMPANY

================================================================================

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      This AMENDED AND RESTATED PATENT COLLATERAL ASSIGNMENT AND SECURITY
AGREEMENT dated as of September 22, 1999, between CVC, INC., a Delaware corporation ("Parent"), CVC PRODUCTS, INC., a Delaware corporation ("Borrower" and, together with Parent, "Assignors"), both of which have their principal places of business at 525 Lee Road, Rochester, New York, and MANUFACTURERS AND TRADERS TRUST COMPANY, having an office at One M&T Plaza, Buffalo, New York 14203 (the "Bank").

      WHEREAS, the Borrower and the Bank are parties to a Loan Agreement, dated as of March 31, 1998, (as amended and in effect from time to time, the "Loan Agreement"); and

      WHEREAS, in connection with the Loan Agreement, Assignors delivered to the Bank their Patent Collateral Assignment and Security Agreement dated March 31, 1998 (the "Prior Security Agreement"); and

      WHEREAS, the Borrower and the Bank have entered into an Amendment to Loan Agreement dated the date hereof (the "Amendment"); and

      WHEREAS, it is a condition precedent to the Bank making any loans or otherwise extending credit to the Borrower under the Loan Agreement that the Assignors amend and restate the Prior Security Agreement pursuant to this Patent Agreement; and

      WHEREAS, the Borrower has previously executed and delivered to the Bank a General Security Agreement, dated as of February 2, 1996, as amended (the "Original Borrower Security Agreement"), pursuant to which the Borrower granted to the Bank a first priority perfected security interest in all of the Borrower's personal property and fixture assets, including, without limitation, the patents and patent applications listed on Schedule A attached hereto, all to secure the payment and performance of all the indebtedness of the Borrower to the Bank, whenever arising and, on March 31, 1998, Borrower executed and delivered an Amended and Restated General Security Agreement (the "Restated Borrower Security Agreement") in favor of Bank, pursuant to which the Original Borrower Security Agreement has been amended and restated; and

      WHEREAS, the Parent has previously executed and delivered to Bank a General Security Agreement, dated as of February 2, 1996 (the "Original Parent Security Agreement"), pursuant to which the Parent granted to the Bank a first priority perfected security interest in all of the Parent's personal property and fixture assets, including, without limitation the patents and patent applications listed on Schedule A attached hereto, to the extent that the Parent has an interest therein, all to secure the payment and performance of all of the indebtedness of the Parent to the Bank, whenever arising, and, on March 31, 1998, Parent executed and delivered an Amended and Restated General Security Agreement (the "Restated Parent Security Agreement") in favor of Bank, pursuant to which the Original Parent Security Agreement has been amended and restated; and
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      WHEREAS, this Patent Agreement (defined below) is supplemental to the provisions contained in the Restated Borrower Security Agreement and the Restated Parent Security Agreement (together, the "Security Agreements");

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Prior Security Agreement as follows:

1.    DEFINITIONS.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Loan Agreement. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Patent Agreement referred to below:

            Assignors means Borrower and Parent, collectively and individually.

            Event of Default means any "Event of Default" which has occurred under the Restated Borrower Security Agreement or the Restated Parent Security Agreement.

            Obligations means, collectively, any indebtedness, liabilities and obligations for payment of money, regardless of kind, class or form and whether for the payment of principal or of interest or otherwise, incurred, for any business, commercial, agricultural or consumer purposes or otherwise, now existing or hereafter arising, created directly (including, but not limited to, all indebtedness, liabilities and obligations arising as a direct or indirect result of any overdraft) or by an assignment or other transfer, direct or indirect, absolute or contingent (including, but not limited to, all indebtedness, liabilities and obligations arising as a direct or indirect result of any guaranty, endorsement or other assurance or as a direct or indirect result of any letter of credit), similar or dissimilar, related or unrelated, due or not due, contractual or tortuous, liquidated or unliquidated, arising by operation of law or otherwise, that are now or hereafter owing by either Assignors in any capacity, whether alone or otherwise, to the Bank in any capacity, whether or not allowed as a claim against such Assignors in any case or other proceeding pursuant to any bankruptcy or insolvency statute, regulation or other law or any other statute, regulation or other law relating to the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization.

            Patent Agreement means this Amended and Restated Patent Collateral Assignment and Security Agreement, as amended and in effect from time to time.

            Patent Collateral means all of the Assignors' right, title and interest in and to all of the Patents, the Patent License Rights, and all other Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interest, assets or property.

            Patent License Rights means any and all past, present or future rights and interests of the Assignors pursuant to any and all past, present and future licensing agreements in favor of the Assignors, or to which either Assignor is a party, pertaining to any Patents, or Patent Rights, owned or used by third parties in the past, present or future, including the right in the name of the Assignors or the Bank to enforce, and sue and recover for, any past, present or future breach or violation of any such agreement.

            Patent Rights means any and all past, present or future rights in, to and associated with the Patents throughout the world, Whether arising under federal law, state law, common law, foreign law, or otherwise, including, but not limited, to the following: all such rights arising out of or associated with the Patents; the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings in the name of the Assignors or the Bank for any and all past, present and future infringements of or any other damages or injury to the Patents or the Patent Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury; and the Patent License Rights.

            Patents means all patents and patent applications, whether United States or foreign, that are owned by the Assignors or in which the Assignors have any right, title or interest, now or in the future, including but not limited to:

                  (a) the patents and patent applications listed on Schedule A hereto (as the same may be amended pursuant hereto from time to time);

                  (b) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country;

                  (c) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

                  (d) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

                  (e) the right (but not the obligation) to make and prosecute applications for such Patents.

            Proceeds means any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes all or any part of the Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes all or any part of the Patent Collateral.

            PTO means the United States Patent and Trademark Office or any successor agency or office.

2.    GRANT OF SECURITY INTEREST.

      To secure the payment and performance in full of any and all Obligations, the Assignors hereby grant, assign, transfer and conveys to the Bank, BY WAY OF COLLATERAL SECURITY, all of the Patent Collateral. THE BANK ASSUMES NO LIABILITY ARISING IN ANY WAY BY REASON OF ITS HOLDING SUCH COLLATERAL SECURITY.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

      The Assignors represent, warrant and covenant that, except as disclosed on the Intellectual Property Audit Report from Gray Cary Ware & Freidenrich LLP dated September 21, 1999: (i) Schedule A attached hereto sets forth a true and complete list of all the patents, rights to patents and patent applications now owned, licensed, controlled or used by the Assignors; (ii) the issued Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the issued Patents; (iii) to the best of the Assignors' knowledge, each of the issued Patents is valid and enforceable; (iv) to the best of the Assignors' knowledge, there is no infringement by others of the issued Patents or Patent Rights; (v) no claim has been made that the use of any of the Patents does or may violate the rights of any third person, and to the best of the Assignors' knowledge there is no infringement by the Assignors of the patent rights of others; (vi) the Assignors indicated on Schedule A attached hereto is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents (other than ownership and other rights reserved by third party owners with respect to Patents which the Assignors are licensed to practice or use as indicated on Schedule A attached hereto), free and clear of any liens, charges, encumbrances and adverse claims, including without limitation pledges, assignments, licenses, shop rights and covenants by the Assignors not to sue third persons, other than the security agreement and mortgage created by the Security Agreement and this Patent Agreement; (vii) the Assignors, have the unqualified right to enter into this Patent Agreement and perform its terms and have entered and will enter into written agreements with each of their present and future employees, agents, consultants, licensors and licensees which will enable them to comply with the covenants herein contained; (viii) this Patent Agreement, together with the Security Agreements, will create in favor of the Bank a valid and perfected first priority security interest in the Patent Collateral upon making the filings referred to in clause (ix) of this Section 3; and (ix) except for the filing of financing statements with the Monroe County Clerk and the Secretary of State for the State of New York under the Uniform Commercial Code and the filing of this Patent Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (1) for the grant by the Assignors or the effectiveness of

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the security interest and assignment granted hereby or for the execution, delivery and performance of this Patent Agreement by the Assignors, or (2) for the perfection of or the exercise by the Bank of any of its rights and remedies hereunder.

4.    NO TRANSFER OR INCONSISTENT AGREEMENTS.

      Without the Bank's prior written consent, the Assignors will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Patent Collateral, or (ii) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignors' obligations under this Patent Agreement or the Security Agreements. The Bank will not unreasonably delay in responding to any request by the Assignors for a consent to any action prohibited by this Section 4.

5.    AFTER-ACQUIRED PATENTS, ETC.

      5.1   After-acquired Patents.

            If, before the Obligations shall have been finally paid and satisfied in full and both Assignors no longer have a right to request advances from Bank and all lines of credit terminated by Bank, the Assignors shall obtain any right, title or interest in or to any other or new patents, patent applications or patentable inventions, or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patent Collateral or any improvement on any of the Patent Collateral, the provisions of this Patent Agreement shall automatically apply thereto and the Assignors shall (i) promptly on request by the Bank and (ii) on an annual basis give to the Bank notice thereof in writing and execute and deliver to the Bank such documents or instruments as the Bank may reasonably request further to transfer title thereto to the Bank as required herein.

      5.2   Amendment to Schedule.

            The Assignors authorize the Bank to modify this Patent Agreement, without the necessity of the Assignors' further approval or signature, by amending Schedule A hereto to include any future or other Patents or Patent Rights under Section 2 or Section 5 hereof.

6.    PATENT PROSECUTION.

      6.1   Assignors Responsible.

            The Assignors shall assume full and complete responsibility for the prosecution, grant, enforcement or any other necessary or desirable actions in connection with the Patent Collateral, and shall hold the Bank harmless from any and all costs, damages, liabilities and expenses which may be incurred by the Bank in connection with the Bank's title to any of the Patent Collateral or any other action or failure to act in connection with this Patent Agreement or the transactions contemplated hereby. In respect

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of such responsibility, the Assignors shall retain patent counsel acceptable to the Bank. The Bank shall not unreasonably delay in responding to any written inquiry as to the acceptability of patent counsel proposed by the Assignors.

      6.2   Assignors' Duties, Etc.

            The Assignors shall have the duty, through patent counsel acceptable to the Bank, to prosecute diligently any patent applications of the Patents pending as of the date of this Patent Agreement or thereafter, to make application for unpatented but reasonably patentable inventions and to preserve and maintain all rights in the Patents, including, without limitation, the payment when, due of all maintenance fees and other fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of the Patents. Any expenses incurred in connection with such applications and actions shall be borne by the Assignors. The Assignors shall not abandon any filed patent application, or any pending patent application or patent, without the consent of the Bank, which consent shall not be unreasonably withheld. The Bank hereby appoints the Assignors as its agent for all matters referred to in the foregoing provisions of this Section 6 and agrees to execute any documents necessary to confirm such appointment. Upon the occurrence and during the continuance of an Event of Default, the Bank may terminate such agency by providing written notice of termination to the Assignors. The Bank shall not unreasonably delay in responding to any written inquiry as to the acceptability of patent counsel pursuant to this Section 6.2 or the abandonment of any patent application.

      6.3   Assignors' Enforcement Rights.

            The Assignors shall have the right, with the consent of the Bank, which shall not be unreasonably withheld, to bring suit or other action in the Assignors' own name(s) to enforce the Patents and the Patent Rights. The Bank shall be required to join in such suit or action as may be necessary to assure the Assignors' ability to bring and maintain any such suit or action in any proper forum so long as the Bank is completely satisfied that such joinder will not subject the Bank to any risk of liability. The Assignors shall promptly, upon demand, reimburse and indemnify the Bank for all damages, costs and expenses, including legal fees, incurred by the Bank pursuant to this Section 6.

      6.4   Protection of Patents, Etc.

            In general, the Assignors shall take any and all such actions (including, but not limited to, institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Patent Collateral. The Assignors, shall not take or fail to take any action, nor permit any action to be taken or not taken by others under their control, which would affect the validity, grant or enforcement of any of the Patent Collateral.

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      6.5   Notification by Assignors.

            Promptly upon obtaining knowledge thereof, the Assignors will notify the Bank in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Patents or the Assignors' rights, title or interests in and to any of the Patent Collateral, and of any event which does or reasonably could materially adversely affect the value of any of the Patent Collateral, the ability of the Assignors or the Bank to dispose of any of the Patent Collateral or the rights and remedies of the Bank in relation thereto (including, but not limited to, the levy of any legal process against any of the Patent Collateral).

7.    LICENSE BACK TO ASSIGNORS.

      Unless and until there shall have occurred and be continuing an Event of Default and the Bank has notified the Assignors that the license granted hereunder is terminated, the Bank hereby grants to the Assignors the sole and exclusive, nontransferable, royalty free, worldwide right and license under the Patents to make, have made for them, use, sell and otherwise practice the inventions disclosed and claimed in the Patents for the Assignors' own benefit and account and for none other; provided however that the foregoing right and license shall be no greater in scope than, and limited by, the rights assigned to the Bank by the Assignors hereby. The Assignors agree not to sell, assign, transfer, encumber or sublicense their interest in the license granted to the Assignors in this Section 7, without the prior written consent of the Bank. Any such sublicenses granted on or after the date hereof shall be terminable by the Bank upon termination of the Assignors' license hereunder.

8.    REMEDIES.

      If any Event of Default shall have occurred and be continuing, then upon notice by the Bank to the Assignors: (i) the Assignors' license with respect to the Patents as set forth in Section 7 shall terminate; (ii) the Assignors shall immediately cease and desist from the practice, manufacture, use and sale of the inventions claimed, disclosed or covered by the Patents; and (iii) the Bank shall have, in addition to all other rights and remedies given it by this Patent Agreement, the Loan Agreement, the Security Agreements, and all other agreements, instruments and documents executed by Borrower and/or Parent in favor of Bank at any time, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignors, all of which are hereby expressly waived, and without advertisement, sell or license at public or private sale or' otherwise realize upon the whole or from time to time any part of the Patent Collateral, or any interest which the Assignors may have therein, and after deducting from the proceeds of sale or other disposition of the Patent Collateral all reasonable expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the

Obligations as set forth in the Security Agreements. Notice of any sale, license or other disposition of any of the Patent Collateral shall be given to the Assignors, at least five (5) days before the time that any intended public sale or other disposition of such Patent Collateral is to be made or after which any private sale or other disposition of such Patent Collateral may be made, which the Assignors hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Bank may, to the extent permitted under applicable law, purchase or license the whole or any part of the Patent Collateral or interests therein sold, licensed or otherwise disposed of.

9.    COLLATERAL PROTECTION.

      If the Assignors shall fail to do any act that they have covenanted to do hereunder, or if any representation or warranty of the Assignors shall be breached, the Bank, in their own name or that of the Assignors (in the sole discretion of the Bank), may (but shall not be obligated to) after ten (10) days written notice do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignors agree promptly to reimburse the Bank for any cost or expense incurred by the Bank in so doing.

10.   POWER OF ATTORNEY.

      If any Event of Default shall have occurred and be continuing, the Assignors do hereby make, constitute and appoint the Bank (and any officer or agent of the Bank as the Bank may select in its exclusive discretion) as the Assignors' true and lawful attorney-in-fact, with the power to endorse the Assignors' name on all applications, documents, papers and instruments necessary for the Bank to use any of the Patent Collateral, to practice, make, use or sell the inventions disclosed or claimed in any of the Patent Collateral, to grant or issue any exclusive or nonexclusive license of any of the Patent Collateral to any third person, or necessary for the Bank to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral or any part thereof or interest therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts which the Assignors are obligated to execute and do hereunder. The Assignors hereby ratify all that such attorney shall lawfully do or cause to be done by virtue hereof, and releases the Bank from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Bank under this power of attorney (except for the Bank's gross negligence or willful misconduct). This power of attorney shall be irrevocable for the duration of this Patent Agreement.

11.   FURTHER ASSURANCES.

      The Assignors shall, at any time and from time to time, and at their expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Bank may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Patent Agreement, or to assure and confirm to the Bank the grant, perfection and priority of the Bank's security interest in any of the Patent Collateral.

12.   TERMINATION.

      At such time as all of the Obligations have been finally paid and satisfied in full and neither of the Assignors have any right to request advances from Bank under a line of credit, this Patent Agreement shall terminate and the Bank shall, upon the written request and at the expense of the Assignors, execute and deliver to the Assignors all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignors the entire right, title and interest to the Patent Collateral previously granted, assigned, transferred and conveyed to the Bank by the Assignors pursuant to this Patent Agreement, as fully as if this Patent Agreement had not been made, subject to any disposition of all or any part thereof which may have been made by the Bank pursuant hereto or the Security Agreements.

13.   COURSE OF DEALING.

      No course of dealing among the Assignors, and the Bank, nor any failure to exercise, nor any delay in exercising, on the part of the Bank, any right, power or privilege hereunder or under the Security Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14.   EXPENSES.

      Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Bank in connection with the preparation of this Patent Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any of the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Patent Collateral, shall be borne and paid by the Assignors.

15.   OVERDUE AMOUNTS.

      Until paid, all amounts due and payable by the Assignors hereunder shall be a debt secured by the Patent Collateral and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.

16.   NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE BANK ASSUMES NO LIABILITIES OF THE ASSIGNORS WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNORS' OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PATENT COLLATERAL OR ANY PRACTICE, USE, LICENSE OR SUBLICENSE THEREOF, OR ANY PRACTICE, MANUFACTURE, USE OR SALE OF ANY OF THE INVENTIONS DISCLOSED OR CLAIMED THEREIN, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY BORNE BY THE ASSIGNORS, AND THE ASSIGNORS SHALL INDEMNIFY THE BANK FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE BANK WITH RESPECT TO SUCH LIABILITIES.

17.   RIGHTS AND REMEDIES CUMULATIVE.

      All of the Bank's rights and remedies with respect to the Patent Collateral, whether established hereby or by the Security Agreements or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. This Patent Agreement is supplemental to the Security Agreements, and nothing contained herein shall in any way derogate from any of the rights or remedies of the Bank contained therein. Nothing contained in this Patent Agreement shall be deemed to extend the time of attachment or perfection of or otherwise impair the security interest in any of the Patent Collateral granted to the Bank under the Security Agreements.

18.   NOTICES.

      All notices and other communications made or required to be given pursuant to this Patent Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as follows:

            (a) if to the Assignors, at CVC, Inc. and CVC Products, Inc.,
Attention: Emilio 0. DiCataldo, Senior Vice President and Chief Financial Officer, at the address first listed above or at such other address for notice as the Assignors shall last have furnished in writing to the person giving the notice; and

            (b) if to the Bank, at One M&T Plaza, Buffalo, New York 14203,
Attention: Collateral Department or at such other address for notice as the Bank shall last have furnished in wiring to the person giving the notice, with copies to the Bank at 255 East Avenue, Rochester, New York 14604, Attention: William Holston, Vice President.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (i) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, and (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if In normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

19.   AMENDMENT AND WAIVER.

      This Patent Agreement is subject to modification only by a writing signed by the Bank and the Assignors, except as provided in Section 5.2. The Bank shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Bank. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

20.   GOVERNING LAW; CONSENT TO JURISDICTION.

      THIS PATENT AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Assignors agree that any suit for the enforcement of this Patent Agreement may be brought in the courts of the County of Monroe or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignors by mail at the address specified in Section 18. The Assignors hereby waive any objection that they may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

21.   WAIVER OF JURY TRIAL.

      THE ASSIGNORS WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PATENT AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignors waive any right which they may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignors (i) certify that neither the Bank nor any representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into the Loan Agreement and the other agreements, notes, instruments and documents executed in connection therewith to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this Section 21.

22.   BANK'S RIGHT TO ACCEPT OR CONSENT, ETC.

      Notwithstanding anything herein to the contrary, Bank shall not be deemed to have unreasonably delayed in responding to a request for a consent hereunder or the approval of a counsel proposed by Assignors whom the Bank must consent to unless Bank fails to respond to a request for such consent or acceptance of proposed counsel for ten
(10) days after such request is submitted and Assignors, thereafter notify Bank in writing that they believe Bank has unreasonably delayed in responding to such request and Bank continues for more than ten (10) days after its receipt of such notice to respond to such request. In any event, the sole remedy for Assignors if Bank unreasonably delayed in responding to any such request shall be that it loses its right to consent to any such action or to approve any such counsel.

23.   MISCELLANEOUS.

      The headings of each section of this Patent Agreement are for convenience only and shall not define or limit the provisions thereof. This Patent Agreement and all rights and obligations hereunder shall be binding upon the Assignors and their respective successors and permitted assigns, and shall inure to the benefit of the Bank and its successors and assigns. In the event of any irreconcilable conflict between the provisions of this Patent Agreement and the Loan Agreement, or between this Patent Agreement and the Security Agreements, the provisions of the Loan Agreement or the Security Agreements, as the case may be, shall control. If any term of this Patent Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Patent Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignors acknowledge receipt of a copy of this Patent Agreement. All obligations of the Assignors hereunder shall be joint and several.

24.   VIOLATION OF PATENT LICENSE

      Notwithstanding anything to the contrary contained herein, Assignor is not granting the Bank a security interest in any Patent License Rights if such a security interest would constitute a breach of the applicable license agreement.

      IN WITNESS WHEREOF, this Patent Agreement has been executed as of the day and year first above written.


                                   CVC, INC.


                                   By:    /s/ Emilio 0. DiCataldo
                                          -----------------------------------
                                   Name:  Emilio 0. DiCataldo
                                   Title: Senior Vice President and CFO


                                   CVC PRODUCTS, INC.


                                   By:    /s/ Emilio 0. DiCataldo
                                          -----------------------------------
                                   Name:  Emilio 0. DiCataldo
                                   Title: Senior Vice President and CFO

                                   MANUFACTURERS AND TRADERS
                                   TRUST COMPANY


                                   By: /s/ William E. Holston
                                       --------------------------------------
                                   Name: William E. Holston
                                   Title: Vice President

STATE OF NEW YORK  )
COUNTY OF Monroe   ) ss:

      On the 22nd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said state, personally appeared Emilio 0. DiCataldo personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        /s/ Kevin V. Reochia
                                        --------------------------------------
                                        Notary Public

                                                     KEVIN V. REOCHIA
                                             Notary Public, State of New York
                                                     No. 02PE5004858
                                                Qualified in Monroe County
                                             Certicate Filed in Monroe County
                                             Commission Expires Nov. 23, 2000

STATE OF NEW YORK  )
COUNTY OF Monroe   ) ss:

      On the 22nd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said state, personally appeared Emilio 0. DiCataldo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        /s/ Kevin V. Reochia
                                        --------------------------------------
                                        Notary Public

                                                     KEVIN V. REOCHIA
                                             Notary Public, State of New York
                                                     No. 02PE5004858
                                                Qualified in Monroe County
                                             Certicate Filed in Monroe County
                                             Commission Expires Nov. 23, 2000

STATE OF NEW YORK  )
COUNTY OF Monroe   ) ss:

      On the 22nd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said state, personally appeared William E. Holston, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        /s/ Kevin V. Reochia
                                        --------------------------------------
                                        Notary Public

                                                     KEVIN V. REOCHIA
                                             Notary Public, State of New York
                                                     No. 02PE5004858
                                                Qualified in Monroe County
                                             Certicate Filed in Monroe County
                                             Commission Expires Nov. 23, 2000

                                   SCHEDULE A

                           ISSUED AND PENDING PATENTS

CVC Intellectual Property Audit                        Attorney-Client Privilege
                                                 Client Confidential Information

====================================================================================================================================
                                         Table 2 - Corporation Patents & Patent Applications
------------------------------------------------------------------------------------------------------------------------------------
   Patent/                                                                                                             Related CVC
 Application       Invention Title                  Inventor(s)        Filing &/or      Covered CVC Product(s)        Patent/Patent
 Serial No.                                                             Issue Date                                   Application(s)
====================================================================================================================================
 5,248,402    Apple-Shaped Magnetron             Paul Ballentine,         Issued          Data storage (MR &
              for Sputtering System              Dorian Heimanson,       9/28/93          GMR) PVD Product;
                                                   Alan Stephens                            Semiconductor
                                                                                        interconnect products;
                                                                                        Specialty applications
                                                                                      (e.g., thin film resistors)
------------------------------------------------------------------------------------------------------------------------------------
 5,630,916    Magnetic Orienting Device         Kevin Gerrish, Paul       Issued           Data storage PVD
              for Thin-Film Deposition          Ballentine, Dorian       05/20/97        magnetic thin-films
                                             Heimanson, Alan Stephens                          products

                                                                                           (MR, GMR, MRAM)
------------------------------------------------------------------------------------------------------------------------------------
 5,715,361    Rapid Thermal Processing           Mehrdad Moslehi,         Issued            RTP and RTCVD
              High-Performance Multi-           Yong Jin Lee, Bill       02/03/98            products for
              Zone Illuminator for Wafer       Messner, Cecil Davis                         semiconductor
              Backside Heating                                                            applications (e.g.,
                                                                                              silicides)
------------------------------------------------------------------------------------------------------------------------------------
 5,846,883    Apparatus and Method for            Mehrdad Moslehi         Issued       Soft plasma clean module     [PCT/US97/12243]
              Multi-Zone High-Density                                    12/08/98          for all products
              Inductively-Coupled
              Plasma Generation
------------------------------------------------------------------------------------------------------------------------------------
 5,746,897    High Magnetic Flux                 Dorian Heimanson,        Issued           Data storage PVD         [PCT/US96/11564]
              Permanent Magnet Array             Mehrdad Moslehi,        05/05/98      products (deposition of
              Apparatus and Method for            Thomas Omstead,                        magnetic materials)
              High Productivity Physical            Paul Spronz
              Vapor Deposition
------------------------------------------------------------------------------------------------------------------------------------
 5,876,573    High Magnetic Flux                 Mehrdad Moslehi,         Issued           Data storage PVD
              Cathode Apparatus and              Dorian Heimanson,       03/02/99      products (deposition of
              Method for High-                  Cecil Davis, Thomas                      magnetic materials)
              Productivity Physical                   Omstead
              Vapor Deposition.
====================================================================================================================================

CVC Intellectual Property Audit                        Attorney-Client Privilege
                                                 Client Confidential Information

====================================================================================================================================
                                         Table 2 - Corporation Patents & Patent Applications
------------------------------------------------------------------------------------------------------------------------------------
   Patent/                                                                                                            Related CVC
 Application       Invention Title               Inventor(s)             Filing &/or   Covered CVC Product(s)        Patent/Patent
 Serial No.                                                              Issue Date                                  Application(s)
====================================================================================================================================
  5,871,588   Programmable Ultraclean          Mehrdad Moslehi,             Issued        RTP and RTCVD            [PCT.US 96/11563]
              Electromagnetic Substrate          Yong Jin Lee               3/16/99    products (e.g., for
              Rotation Apparatus and                                                        silicides)
              Method for
              Microelectronics
              Manufacturing Equipment
------------------------------------------------------------------------------------------------------------------------------------
  5,937,142   Multi-Point Precision             Yong Jin Lee,               Issued        RTP and RTCVD
              Pyrometry Sensors for Rapid      Mehrdad Moslehi             08/10/99    products (e.g., for
[09/209,313]  Thermal Processing Equipment                                                  silicides)
------------------------------------------------------------------------------------------------------------------------------------
  5,775,416   Temperature Controlled Chuck     Dorian Heimanson             Issued       Data storage PVD                 PCT
              for Vacuum Processing           Thomas R. Omstead            07/07/98          products
                                                                                                                      US96/18066
------------------------------------------------------------------------------------------------------------------------------------
  5,902,466   Sputtering Apparatus with       Kevin S. Gerrish,             Issued       Data storage PVD
              Magnetic Orienting Device      Paul H. Ballentine,           05/11/99          products
              for Thin-Film Deposition        Dorian Heimanson,
                                             Alan T. Stephens II
------------------------------------------------------------------------------------------------------------------------------------
  5,936,829   Thermally Conductive            Mehrdad M. Moslehi            Issued       Data storage PVD
              Chuck for Vacuum                                              8/10/99          products
              Processor
------------------------------------------------------------------------------------------------------------------------------------
 08/678,297   Multi-Zone Gas Injection         Mehrdad Moslehi,            Issue Fee    Semiconductor RTP,             CVC-1270
              Apparatus and Method for         Thomas Omstead,           Paid 5/21/99    RTCVD, and MOCUD
              Microelectronics               Yong Jin Lee, Scott                             products
              Manufacturing Equipment         McAllister, Ahmed
                                                   Kermani
------------------------------------------------------------------------------------------------------------------------------------
 08/680,244   Apparatus and Method for         Mehrdad Moslehi,            Notice of      RTP and RTCVD            [PCT/US 96/11545]
              Automated Calibration of           Yong Jin Lee              Allowance   products (e.g., for
              Temperature Sensors in
====================================================================================================================================

CVC Intellectual Property Audit                        Attorney-Client Privilege
                                                 Client Confidential Information

====================================================================================================================================
                                         Table 2 - Corporation Patents & Patent Applications
------------------------------------------------------------------------------------------------------------------------------------
   Patent/                                                                                                            Related CVC
 Application       Invention Title               Inventor(s)             Filing &/or       Covered CVC Product(s)     Patent/Patent
 Serial No.                                                              Issue Date                                  Application(s)
====================================================================================================================================
              Rapid Thermal Processing                                      6/08/99              silicides           09/344,491 CPA
              Equipment
------------------------------------------------------------------------------------------------------------------------------------
09/064,431    Ultra High Speed Chip          Mehrdad M. Moslehi            04/22/98            Semiconductor           09/187,297
              Integrated Circuit                                         Issue fee due     interconnect products          CIP
              Interconnect Structure and                                   10/06/99
              Fabrication Method Using
              Free-Space Dielectrics
------------------------------------------------------------------------------------------------------------------------------------
09/207,906    Ultra High-Speed                                               Filed             Semiconductor
              Semiconductor Integrated                                     12/08/98        interconnect products
              Circuit Interconnect                                         [Allowed]
              Structure and Fabrication
              Method Using Free-Space
              Dielectric
------------------------------------------------------------------------------------------------------------------------------------
08/678,297    Multi-zone Gas Injection                                       Filed
              Apparatus and Method for                                     07/11/96
              Microelectronics                                             [Allowed]
              Manufacturing Equipment
------------------------------------------------------------------------------------------------------------------------------------
 5,616,179    Process for deposition of       David A. Baldwin              Issued        *Acquired in acquisition
              diamondlike, electrically                                                     of CSC completed 10
 (170,770)    conductive and electron-       Stephen L. Michael            04/01/97               May 1999
              emissive carbon-based
              films                                                          Filed
                                                                                         Data storage and optical
                                                                           12/21/93             applications
------------------------------------------------------------------------------------------------------------------------------------
 5,256,930    Cooled plasma source            William E. Hughes             Issued        *Acquired in acquisition
                                                                                            of CSC completed 10
 (833,409)                                                                 10/26/93               May 1999

                                                                             Filed        Data storage and optical
                                                                                            Ion Beam Processing
                                                                            2/10/92
====================================================================================================================================

CVC Intellectual Property Audit                        Attorney-Client Privilege
                                                 Client Confidential Information

====================================================================================================================================
                                         Table 2 - Corporation Patents & Patent Applications
------------------------------------------------------------------------------------------------------------------------------------
   Patent/                                                                                                            Related CVC
 Application       Invention Title               Inventor(s)             Filing &/or       Covered CVC Product(s)     Patent/Patent
 Serial No.                                                              Issue Date                                  Application(s)
====================================================================================================================================
                                                                                                    products
------------------------------------------------------------------------------------------------------------------------------------
5,177,398     Grid Assembly for Ion            Jurgen Engeman                Issued        *Acquired in acquisition
              Beam Sources and Method                                                        of CSC completed 10
(530,857)     Therefor                                                       1/5/93                May 1999

                                                                             Filed

                                                                            5/31/90        Data storage and optical
                                                                                              Ion Beam Processing
                                                                                                    products
------------------------------------------------------------------------------------------------------------------------------------
4,403,567     Workpiece Holder                  Harry da Costa               Issued        *Acquired in acquisition
                                                                                             of CSC completed 10
(179,960)                                      Hugh K. Howerton             9/13/83              May 1999

                                              William E. Hughes              Filed         Data storage and optical
                                                                                              Ion Beam Processing
                                                Gaines W. Mark              8/21/80                 products
------------------------------------------------------------------------------------------------------------------------------------
4,187,801     Method and Apparatus for          Gaines W. Monk               Issued        *Acquired in acquisition
              Transporting Work Pieces                                                       of CSC completed 10
                                                                            2/12/80                May 1999

                                                                             Filed         Data storage and optical
                                                                                              Ion Beam Processing
                                                                            12/12/77                products
====================================================================================================================================

CVC Intellectual Property Audit                        Attorney-Client Privilege
                                                 Client Confidential Information

====================================================================================================================================
                                         Table 3 CVC Pending Patent Applications
------------------------------------------------------------------------------------------------------------------------------------
   Patent/                                                                                                           Related CVC
 Application       Invention Title                Inventor(s)          Filing &/or       Covered CVC Product(s)     Patent/Patent
 Serial No.                                                            Issue Date                                   Application(s)
====================================================================================================================================
            (DIVI & 021208.0102) Apparatus        Mehrdad Moslehi          Filed on       Soft plasma clean for
            and Method for Multi-Zone High-                              7/10/96 with         semiconductor
            Density Inductively-Coupled                                    7/10/95             interconnect
            Plasma Generation                                           Priority Date    and silicide products
------------------------------------------------------------------------------------------------------------------------------------
08/677,849  Hermetically-Sealed Inductively-      Mehrdad Moslehi          Filed on       Soft plasma clean for
            Coupled Plasma Source Structure                              7/10/96 with         semiconductor
            and Method of Use                                              7/10/95             interconnect
                                                                        Priority Date     and silicide products
------------------------------------------------------------------------------------------------------------------------------------
08/978,933  Apparatus and Method for              Mehrdad Moslehi       Filed 11/26/97       PVC module for
            Inductively-Coupled Plasma-                                                 semiconductor interconnect
            Enhanced Ionized Physical-Vapor                                             and data storage products
            Deposition
------------------------------------------------------------------------------------------------------------------------------------
            Apparatus and Method for           Mehrdad Moslehi, Yong    Filed 06/25/99    RTP and RTCVD products        08/680,244
            Automated Calibration of                  Jin Lee                             (e.g., for silicides)          [PCT/US
            Temperature Sensors in Rapid                                                                                96/11545]
            Thermal Processing Equipment                                                                              09/344,491 CPA
------------------------------------------------------------------------------------------------------------------------------------
08/680,244  Apparatus and Method for           Mehrdad Moslehi, Yong       Filed on       Semiconductor RTP and
            Automated Calibration of                  Jin Lee              7/10/96            RTCVD modules
            Temperature Sensor in Rapid
            Thermal Processing Equipment
------------------------------------------------------------------------------------------------------------------------------------
08/938,293  Two-Stage Sealing System for          Mehrdad Moslehi          Filed on      Data storage PVD/IVP/IBE
            Thermally Conductive Chuck                                     9/26/97          and semiconductor
                                                                                            interconnect (PVD,
                                                                                             MOCVD) products
------------------------------------------------------------------------------------------------------------------------------------
09/144,234  Pulsed Mode Deposition for Low    Ajit Paranjpe, Randhir       Filed on     Data storage PVD products        60/066,695
            Rate, Deposition of High Quality  Bubber, Peter Schwartz,      09/08/98                                    (Provisional)
            Thin Films                             Rajesh Nagpal
====================================================================================================================================

CVC Intellectual Property Audit                        Attorney-Client Privilege
                                                 Client Confidential Information

====================================================================================================================================
                                         Table 3 CVC Pending Patent Applications
------------------------------------------------------------------------------------------------------------------------------------
   Patent/                                                                                                         Related CVC
 Application       Invention Title                  Inventor(s)        Filing &/or    Covered CVC Product(s)       Patent/Patent
 Serial No.                                                            Issue Date                                  Application(s)
====================================================================================================================================
 Not yet    Physical Vapor Deposition System      Mehrdad Moslehi,     Filed on      Data storage PVD products   CIP of 08/677,951
 assigned   Having Reduced Thickness Backing     Dorian Heimanson,     12/03/98                                     CVC-1170-1
            Plate                                 Thomas Omstead,
                                                  Cecil J. Davis
------------------------------------------------------------------------------------------------------------------------------------
08/677,893  Ultra-High Vacuum Apparatus and    Mehrdad Moslehi, Cecil  Filed on          Data storage and
            Method for High-Productivity             J. Davis,         07/10/96     semiconductor PVD products
            Physical Vapor Deposition             Dorian Heimanson
------------------------------------------------------------------------------------------------------------------------------------
09/209,313  Multi-Zone Illuminator for Rapid         Yong Jin Lee      12/09/98        Semiconductor RTP and
            Thermal Processing with Improved      Mehrdad Moslehi                          RTCUD modules
            Spatial Resolution                     Xiang Un Chen
------------------------------------------------------------------------------------------------------------------------------------
09/187,297  Improved Ultra High-Speed Chip       Mehrdad M. Moslehi    11/05/98     Semiconductor interconnect
            Interconnections Free Space                                                      products
            Dielectrics
------------------------------------------------------------------------------------------------------------------------------------
5,950,723   Method of Regulating Substrate       Mehrdad M. Moslehi    11/14/97       Data storage PUD/EB/IBE
            Temperature In a Low Pressure                                                and semiconductor
            Environment                                                                 interconnect (PUD,
                                                                                          MOCUD) products
------------------------------------------------------------------------------------------------------------------------------------
08/970,608  Method of Regulating Substrate       Mehrdad M. Moslehi    11/14/97       Data storage PUD/EB/IBE
            Temperature In a Low Pressure                                                and semiconductor
                                                                                        interconnect (PUD,
                                                                                          MOCUD) products
------------------------------------------------------------------------------------------------------------------------------------
08/975,626  Thermally Conductive Chuck for                             11/21/97
            Vacuum Processor
------------------------------------------------------------------------------------------------------------------------------------
08/977,822  Substrate Edge Seal and Clamp for    Mehrdad M. Moslehi    11/25/97      Data Storage PUD/IBD/IBE
            Low-pressure Processing                                                      and semiconductor
                                                                                         MOCUD/PVD products
====================================================================================================================================

CVC Intellectual Property Audit                        Attorney-Client Privilege
                                                 Client Confidential Information

====================================================================================================================================
                                         Table 3 CVC Pending Patent Applications
------------------------------------------------------------------------------------------------------------------------------------
   Patent/                                                                                                            Related CVC
 Application             Invention Title                  Inventor(s)        Filing &/or    Covered CVC Product(s)    Patent/Patent
 Serial No.                                                                  Issue Date                               Application(s)
====================================================================================================================================
   09/083,363      Multiple-coil electromagnet For      Mehrdad M. Moslehi     05/22/98    Data storage PUD and IBD
    [ES&A ?]       Magnetically Orienting Thin Films                                               products
                                                          Shiyuan Cheng

                                                          Cecil J. Davis
------------------------------------------------------------------------------------------------------------------------------------
   09/083,742      Thin-Film Processing                                        05/22/98    Data storage PUD and IBD
    [ES&A ?]       Electromagnet For Low-Skew                                                      products
                   Magnetic
------------------------------------------------------------------------------------------------------------------------------------
   09/141,180      Wafer Handler For Multi-station      Mehrdad M. Moslehi     08/27/98      Cluster tool products
                   Tool
------------------------------------------------------------------------------------------------------------------------------------
   09/175,487      Shutter For Thin-film Processing     Mehrdad M. Moslehi     10/20/98        Data storage and
    [ES&A ?]       Equipment                                                              semiconductor PUD products
------------------------------------------------------------------------------------------------------------------------------------
   09/271,959      Low-pressure Processing System         Kevin Gerrish        03/18/99
                   for Magnetic Orientation of Thin           CJ DI
                   Hung
------------------------------------------------------------------------------------------------------------------------------------
   09/067,142      High-Performance Energy Transfer        Yong Jin Lee        04/27/98
                   System and Method For Thermal
[B&B 021208.0157]  Processing Applications              Mehrdad M. Moslehi

                                                           Jalil Kamali
------------------------------------------------------------------------------------------------------------------------------------
   06/146,486      Method and System For Dispensing       Thomas Omstead       09/03/98   Semiconductor interconnect
                   Process Gas For Fabricating a                                                MOCVD products
                   Device on a Substrate                      et al.
------------------------------------------------------------------------------------------------------------------------------------
   09/113,852      Method For forming A Copper Film                            07/10/98   Semiconductor interconnect
[B&B 021208.0203]  on a Substrate                                                                  products

------------------------------------------------------------------------------------------------------------------------------------
   09/067,143      Apparatus and Method for Multi-      Mehrdad M. Moslegi     04/27/98    Data storage PUD products
                   Target Physical Vapor Deposition
                   of a Multi-layer Material Structure    Cecil J. Davis
                                                            Chris Mann
====================================================================================================================================

CVC Intellectual Property Audit                        Attorney-Client Privilege
                                                 Client Confidential Information

====================================================================================================================================
                                         Table 3 CVC Pending Patent Applications
------------------------------------------------------------------------------------------------------------------------------------
   Patent/                                                                                                             Related CVC
 Application       Invention Title                  Inventor(s)           Filing &/or     Covered CVC Product(s)      Patent/Patent
 Serial No.                                                               Issue Date                                  Application(s)
====================================================================================================================================
09/082,043   Apparatus and Method for Multi-        Mehrdad M. Moslegi      11/20/98       Data storage PUD products
             Target Physical Vapor                    Cecil J. Davis
                                                       Chris Mann
------------------------------------------------------------------------------------------------------------------------------------
09/219,147   Semiconductor Chip Interconnect      Ajit Paranjpe, et. al.    12/22/98       Semiconductor interconnect
             Barrier Material and Fabrication                                                      products
             Method
------------------------------------------------------------------------------------------------------------------------------------
09/285,162   Method for Planarized Deposition       Mehrdad M. Moslehi      04/01/99
             of a Material
------------------------------------------------------------------------------------------------------------------------------------
09/282,952   Method and Apparatus for             Ajit Paranjpe, et. al.    04/01/99
             Deposting Tantalum-Based Thin
             Films with Organiometallic
             Precursor
------------------------------------------------------------------------------------------------------------------------------------
09/383,661   Apparatus and Method for                  Ajit Paranjpe        09/26/99
             Electroplating a Material Layer onto   Mehrdad M. Moslehi
             a Wafer
------------------------------------------------------------------------------------------------------------------------------------
09/332,492   Method and Apparatus for                  Ajit Paranjpe        06/14/99
             planarized Electroplating of a         Mehrdad M. Moslehi
             Material
------------------------------------------------------------------------------------------------------------------------------------
09/082,043   Apparatus and Method for Multi-        Mehrdad M. Moslehi      05/20/98       Data storage PUD products
             target Physical Vapor Deposition of
             a Multi-layer Material Structure
             Using Target Indexing
------------------------------------------------------------------------------------------------------------------------------------
08/928,617   Apparatus and Method for                   5,246,803           09/12/97       Soft plasma clear for thin
             Multizone High-Density                                                      films processing applications
             Inductively-Coupled Plasma
             Generation
====================================================================================================================================

CVC Intellectual Property Audit                        Attorney-Client Privilege
                                                 Client Confidential Information

====================================================================================================================================
                                         Table 3 CVC Pending Patent Applications
------------------------------------------------------------------------------------------------------------------------------------
   Patent/                                                                                                            Related CVC
 Application       Invention Title                       Inventor(s)         Filing &/or  Covered CVC Product(s)     Patent/Patent
 Serial No.                                                                  Issue Date                              Application(s)
====================================================================================================================================
09/205,113      High-Magnetic Flux Cathode                5,746,897          12/03/98     Data storage PUD products
                Apparatus and Method for High-
                Productivity Physical-Vapor
                Deposition
------------------------------------------------------------------------------------------------------------------------------------
08/958,877      Ultra-High Vacuum Apparatus and      Mehrdad M. Moslehi      10/27/97     Data storage PUD products
                Method for High Productivity
                Physical Vapor Deposition
------------------------------------------------------------------------------------------------------------------------------------
60/001,003      Rotation Apparatus and Method for    Mehrdad M. Moslehi      07/10/95       Semiconductor RTP and
                Microelectronics Manufacturing                                                RTCUD products
                Equipment
------------------------------------------------------------------------------------------------------------------------------------
08/933,420      Method and Apparatus for High        Mehrdad M. Moslehi      09/18/97     Semiconductor interconnect
                Performance Integrated Circuit                                                     products
                Interconnect Fabrication
------------------------------------------------------------------------------------------------------------------------------------
09/291,079      Method and Apparatus for High        Mehrdad M. Moslehi      04/14/99     Semiconductor interconnect
                Performance Integrated circuit                                                     products
                Interconnect Fabrication
------------------------------------------------------------------------------------------------------------------------------------
09/149,234      Pulsed Mode Deposition for Low     Ajit Paranjpe, Randhir    09/08/99     Data storage PUD products
                Rate Film Deposition               Bubber, Peter Schwartz,
                                                      Rajesh Nagpal
------------------------------------------------------------------------------------------------------------------------------------
                Improved Ion Optics                                           6/21/99     Data Storage and Optical
                                                                                              IBD/IBE products
------------------------------------------------------------------------------------------------------------------------------------
                Ion Assisted Deposition Source          Jurgen Vaun         Filed 8/6/98  Data Storage and Optical
                                                                                              IBD/IBE products
------------------------------------------------------------------------------------------------------------------------------------
                Target Assembly for Ion Beam          William A. Meyer           ?        Data Storage and Optical
                Sputter Deposition with Multiple                                              IBD/IBE products
                Paddles Each Having Targets on
                Both Sides
====================================================================================================================================